UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 4, 2010

Global Technologies Group, Inc.
 (Exact name of registrant as specified in its charter)

Florida
 (State or other jurisdiction of incorporation)

333-120908
 (Commission File Number)

20-1354562
 (IRS Employer Identification No.)

1304 N Lakeshore Drive, Sarasota, Florida 34231
 (Address of principal executive offices and Zip Code)

941-685-1616
 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

 Oct 4, 2010 Global Technologies Group, Inc (“Global”) entered into an additional distribution and reseller agreement with MSE Technology Associates, Inc. (“MSE”) a company that has been in business for 35 years and deals mainly with the Department Of Energy and the Military developing new technologies for specific purposes. This new agreement covers member countries of the European Union and Canada. The agreement is for all products that have been developed and manufactured and are being developed by MSE. Global will also act as a purchasing agent.

Further information about MSE and its products and technologies can be found at MSE-TA.COM and GLBTECH.COM

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES GROUP, INC.

Date: October 4, 2010	By:	/s/ James Fallacaro
James Fallacaro
Chief Executive Officer, President & Director